Summary prospectus

Delaware Limited Duration Bond Fund

Nasdaq ticker symbols
Class A	FLDKX
Institutional Class	FLDLX
Class R6	FLDMX

October 4, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund's shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated Oct. 4, 2019 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Limited Duration Bond Fund

What is the Fund’s investment objective?

Delaware Limited Duration Bond Fund seeks current income consistent with low volatility of principal.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		Inst.		R6
Management fees	0.50%		0.50%		0.50%
Distribution and service (12b-1) fees	0.25%	[1]	none		none
Other expenses	0.36%		0.36%		0.20%	[2]
Total annual fund operating expenses	1.11%		0.86%		0.70%
Fee waivers and expense reimbursements	(0.37%)	[3]	(0.35%)	[3]	(0.34%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.74%		0.51%		0.36%

[1]

The Fund’s distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A shares’ 12b-1 fees to no more than 0.15% of average daily net assets from Oct. 4, 2019 through Oct. 31, 2021. This waiver may be terminated only by agreement of the Distributor and the Fund.

[2]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of the prospectus entitled “Choosing a share class.”

[3]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.74%, 0.51%, and 0.36% of the Fund’s average daily net assets for Class A shares, Institutional Class shares and Class R6 shares, respectively, from Oct. 4, 2019 through Oct. 31, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 2-year contractual period and the total operating expenses without waivers for years 3 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$348	$52	$37
3 years	$545	$202	$154
5 years	$798	$406	$321
10 years	$1,523	$994	$805

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor Fund’s (defined below) portfolio turnover rate was 102% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds (80% policy). For purposes of the 80% policy, investment grade bonds also include other investment grade fixed income securities.

Investment grade debt securities include those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor’s (S&P) or that are unrated but determined by the Manager to be of equivalent quality.

The Fund may invest in a variety of different types of investment grade fixed-income securities, including corporate bonds, securities issued or guaranteed by the US Government or US Government-sponsored enterprises (some of which are not backed by the full faith and credit of the US Government), mortgage-backed and other asset-backed securities. While the Fund will typically invest in domestic fixed-income securities, the Fund may invest up to 30% of its assets in foreign fixed income securities. In making investment decisions, the Manager considers the outlook for interest rates, economic forecasts and market conditions, credit ratings, and its own analysis of an issuer’s financial condition. The Manager attempts to stay broadly diversified, but may emphasize certain industries based on its outlook. The Manager usually will sell a security when it shows deteriorating fundamentals, it falls short of the Manager’s expectations, or a more attractive investment is available. The Manager will not necessarily sell an investment if its rating is reduced.

To a lesser extent, the Fund also invests in high yield, below investment grade corporate bonds (commonly known as high yield or “junk bonds”). High yield bonds include bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by the Manager to be of

Summary prospectus
Delaware Limited Duration Bond Fund

equivalent quality. The Manager will consider ratings assigned by ratings agencies in selecting high yield bonds, but relies principally on its own research and investment analysis. In managing its portion of the Fund, the Manager primarily focuses on investments it believes can generate attractive and consistent income. The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the Manager’s expectations. In addition, the Manager may also invest in active or passive exchange-traded funds (ETFs) that could expose the Fund to high yield securities. The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.

The Fund seeks to maintain an average weighted duration of between one and six years. Duration is a measurement of a bond’s sensitivity to changes in interest rates. For every 1% change in interest rates, a bond’s price generally changes approximately 1% in the opposite direction for each year of duration. For example, if a portfolio of fixed income securities has an average weighted duration of six years, its value can be expected to fall about 6% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 6% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than prices of securities with shorter durations. By comparison, a debt security’s “maturity” is the date on which the security matures and the issuer is obligated to repay principal. Duration is typically not equal to maturity.

The Fund may invest in US Treasury futures and options on US Treasury futures to hedge against changes in interest rates.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. The Fund’s principal risks include:

Market risk — The prices of the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Interest rate risk — In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Securities with longer maturities and durations are generally more sensitive to interest rate changes.

Prepayment and extension risk — When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment. This could cause a decrease in the Fund’s income and share price. Conversely, when interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.

Credit risk — A debt issuer may become unable or unwilling to pay interest or principal when due. The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans. Securities issued by US Government-sponsored enterprises are supported only by the credit of the issuing entity.

Call risk — During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund’s income may decline if it has to reinvest the proceeds at a lower interest rate.

Sector risk — The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. The Fund may be significantly invested in the financials sector, meaning that the value of its shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.

Derivatives risk — Investments in US Treasury futures and options on US Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Fund’s share price and may expose it to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

Exchange-traded funds risk — The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund's expenses may be higher and performance may be lower.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Foreign securities risk — There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding an issuer's financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government and some foreign governments may default on principal and interest payments. To the extent the Fund significantly invests in securities of a single country or region, it is more likely to be affected by events or conditions of that area. As a result, it may be more volatile than a more geographically diversified fund.

Liquidity risk — Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. High yield securities tend to be less liquid.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does

Summary prospectus
Delaware Limited Duration Bond Fund

not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Limited Duration Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund has adopted the performance of the First Investors Limited Duration Bond Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on Oct. 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in the performance of the Predecessor Fund from year to year and shows how the Predecessor Fund’s average annual total returns for the 1-year and lifetime periods compare with those of a broad measure of market performance. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to Oct. 4, 2019 are those of the Class A, Advisor Class, and Institutional Class shares of the Predecessor Fund. Class A, Advisor Class, and Institutional Class shares of the Predecessor Fund were reorganized into Class A, Institutional Class, and Class R6 shares, respectively, of the Fund after the close of business on Oct. 4, 2019. The returns of Class A, Institutional Class, and Class R6 shares of the Fund will be different from the returns of the corresponding classes of the Predecessor Fund as they have different expenses.

Updated performance information is available by calling 800 423-4026 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of June 30, 2019, the Fund’s Class A shares had a calendar year-to-date return of 3.24%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 1.17% for the quarter ended March 31, 2016, and its lowest quarterly return was -1.10% for the quarter ended Dec. 31, 2016. The maximum Class A sales charge of 2.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2018

	1 year	Life of Class
Class A return before taxes (Inception Date: 5/19/14)	-2.34%	-0.23%
Class A return after taxes on distributions (Inception Date: 5/19/14)	-3.47%	-1.19%
Class A return after taxes on distributions and sale of Fund shares (Inception Date: 5/19/14)	-1.39%	-0.68%
Institutional Class return before taxes (Inception Date: 5/19/14)	0.34%	0.64%
Class R6 return before taxes (Inception Date: 5/19/14)	0.50%	0.82%
Bloomberg Barclays 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes)*	1.60%	1.00%
ICE BofAML 1-5 Year US Broad Market Index (reflects no deduction for fees, expenses or taxes)*	1.37%	1.31%

* The Fund changed its broad-based securities index from the ICE BofAML 1-5 Year US Broad Market Index as of Jan. 31, 2019. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategy.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA	Executive Director, Chief Investment Officer of US Fixed Income	October 2019
Brian C. McDonnell, CFA	Executive Director, Head of US Fixed Income	October 2019
Adam H. Brown, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	October 2019
John P. McCarthy, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	October 2019

Summary prospectus
Delaware Limited Duration Bond Fund

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; or by mail (c/o Delaware Funds by Macquarie, Raritan Plaza 1, Edison, NJ 08837-3620).

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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